Exhibit 10.1

CONFIDENTIAL

FIRST AMENDMENT TO

TECHNOLOGY TRANSFER AND SUPPLY AGREEMENT

BETWEEN HOSPIRA WORLDWIDE, INC.

and

THERAVANCE, INC.

This First Amendment to the Technology Transfer and Supply Agreement (“Amendment”) is made and effective as of May 16, 2013 (“Amendment Effective Date”), by and between Hospira Worldwide, Inc., (“Hospira”), and Theravance, Inc. (“Theravance”) each herein referred to individually as a “Party” and collectively as the “Parties.” Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined herein).

RECITALS

WHEREAS, Hospira and Theravance are Parties to that certain Technology Transfer and Supply Agreement dated as of May 22, 2012 (the “Agreement”); and

WHEREAS, the Parties now desire to amend the Agreement under the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the Agreement is amended as follows:

1)                                     Section 1.24.  Section 1.24, containing the definition of the term “Product” is hereby replaced in its entirety with the following new definition:

“1.24 “Product” or “Products” mean the VIBATIV® pharmaceutical product in 750mg and 250mg dosage forms, filled, finished and packaged in accordance with the Product Specifications.  The terms “750mg Product” and “250mg Product” shall refer to the Products having the respective dosage forms referred to herein.”

2)                                     Exhibit 1.25.  Exhibit 1.25 is amended by including a supplement to the 750mg Product Specifications detailing the Product Specification for the 250mg Product.  The Product Specifications supplement for the 250mg Product is appended to this Amendment as Attachment 1.

3)                                     Exhibit 2.1.  Exhibit 2.1 is hereby amended by adding a supplemental Statement of Work (SOW No. 2), the form of which is appended to this Amendment as Attachment 2.

4)                                     Exhibit 3.2.  Exhibit 3.2 is hereby amended by adding a supplemental stability studies table, appended to this Amendment as Attachment 3.

First Amendment to Technology Transfer and Supply Agreement	Page 1 of 7

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5)                                     Exhibit 5.11.  Exhibit 5.11 is hereby amended by adding a supplemental pricing table for the 250mg Product, appended to this Amendment as Attachment 4.

6)                                     Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect, and enforceable in accordance with its terms.  The terms and conditions of this Amendment are hereby incorporated into and made a part of the Agreement.

7)                                     This Amendment may be executed in three or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.  The parties may sign and deliver this Amendment by facsimile or sent by electronic mail in portable document format (PDF) and a reproduction of this Amendment made by facsimile or PDF will have the same effect as a signed and delivered original version.

IN WITNESS WHEREOF, the parties intending to be bound by the terms and conditions hereof have caused this Amendment to be signed by their duly authorised representatives as of the date first above written.

HOSPIRA WORLDWIDE, INC.		THERAVANCE, INC.

By:	/s/ Kevin Orfan		By:	/s/ Junning Lee
	(Signature)		(Signature)

Name:	Kevin Orfan	Name:	Junning Lee

Title:	Vice President	Title:	Vice President, Technical Operations
One 2 One Contract Manufacturing
Services

First Amendment to Technology Transfer and Supply Agreement	Page 2 of 7

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ATTACHMENT 1

EXHIBIT 1.25

Product Specifications/250mg Product, EU

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First Amendment to Technology Transfer and Supply Agreement	Page 3 of 7

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXHIBIT 1.25

Product Specifications (cont.)

US/Canada Product Specifications - TLV Drug Product

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First Amendment to Technology Transfer and Supply Agreement

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ATTACHMENT 2

STATEMENT OF WORK NO. 2

THIS STATEMENT OF WORK NO. 2 is made and entered into as of the    day of May, 2013 pursuant to that certain Technical Transfer Development and Clinical Supply Agreement between Hospira Worldwide, Inc. (“Hospira”) and Theravance, Inc. (“Theravance”) dated May 22, 2012 (“Agreement”).

The subject matter of Statement of Work No. 2 is as follows:

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First Amendment to Technology Transfer and Supply Agreement

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ATTACHMENT 3

EXHIBIT 3.2

Stability Studies - Assumptions

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First Amendment to Technology Transfer and Supply Agreement

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ATTACHMENT 4

EXHIBIT 5.11

Commercial Pricing 250mg Product

Commercial Product Pricing

Presentation	Batch size	Package Configuration	Price per Unit
[***]	[***]	[***]	[***]

Commercial Pricing Assumptions and Terms:

•                  [***]

First Amendment to Technology Transfer and Supply Agreement

***CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.